EXHIBIT 10.1

Name of Investor


___________, 2006


                              Blue Holdings, Inc.
                              5804 E. Slauson Ave.
                           Commerce, California 90040


Ladies and Gentlemen:

         The undersigned understands that Blue Holdings, Inc., a Nevada corporation (the "COMPANY"), intends to file a Post-Effective Amendment on Form S-3 to its Registration Statement on Form SB-2 (the "POST-EFFECTIVE AMENDMENT") pursuant to which the Company proposes to include the undersigned as a "Selling Shareholder", whereby the resale of restricted shares held by the undersigned would continue to be registered thereunder. The undersigned further understands that the Company has no obligation, contractual or otherwise, to include the undersigned as a "Selling Shareholder" in the Post-Effective Amendment.

         As a condition to the filing of the Post-Effective Amendment, and as an inducement to the Company to include the undersigned as a "Selling Shareholder" therein, the undersigned hereby agrees as follows:

         Except for an Exempt Transfer (as defined below) or as otherwise provided herein, during the period commencing on the date of this Agreement and ending on the date which is twelve (12) months thereafter (the "LOCK-UP PERIOD"), the undersigned will not, directly or indirectly, through an
"affiliate" or "associate" (as such terms are defined in the General Rules and Regulations under the Securities Act of 1933, as amended (the "SECURITIES ACT")), family member or otherwise, offer, sell, pledge, hypothecate, grant an option for sale, or otherwise dispose of, or transfer or grant any rights with respect thereto in any manner (either privately or publicly pursuant to Rule 144 of the General Rules and Regulations under the Securities Act, or otherwise) any shares of common stock or any other securities of the Company, including but not limited to any securities convertible or exchangeable into shares of common stock of the Company or options, warrants or other rights to acquire common stock of the Company directly or indirectly owned or controlled by the undersigned on the date hereof or hereafter acquired by the undersigned pursuant to a stock split, stock dividend, recapitalization or similar transaction or otherwise acquired by the undersigned in a private transaction (the "SECURITIES"), or enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Securities, whether any such swap or transaction is to be settled by delivery of common stock or other securities, in cash or otherwise, during


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the Lock-Up  Period.  For  purposes  hereof,  "EXEMPT  TRANSFER"  shall mean any transfer of any or all of the Securities during the undersigned's lifetime or upon death, by gift, will or intestacy, to his immediate family or to a trust or limited partnership, the beneficiaries or members of which are exclusively the undersigned and/or a member or members of his immediate family; provided, however, that it shall be a condition to such transfer that the transferee execute a written agreement that the transferee is receiving and holding the Securities subject to the provisions of this Agreement, and there shall be no further transfer of such Securities except in accordance with this Agreement. For purposes hereof, "immediate family" shall mean a spouse, lineal descendant, father, mother, brother or sister of the undersigned. Notwithstanding anything contained herein to the contrary, (i) the undersigned may offer, sell, pledge, hypothecate, grant an option for sale, or otherwise dispose of or transfer up to _____________ shares of common stock currently held by the undersigned at any time, and (ii) the Company, acting in its sole and exclusive discretion, may waive any portion or all of the restrictions of this Agreement at any time or from time to time.

         The undersigned hereby agrees to the placement of a legend on the certificates representing the Securities to indicate the restrictions on resale of the Securities imposed by this agreement and/or the entry of stop transfer orders with the transfer agent and the registrar of the Company's securities against the transfer of the Securities except in compliance with this Agreement. In the case of any Securities for which the undersigned is the beneficial but not the record holder, the undersigned agrees to cause the record holder to authorize the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on its books and records with respect to such Securities.

         The undersigned hereby represents and warrants (i) that the undersigned has full power and authority to enter into this Agreement and (ii) that all of the Securities held by the undersigned are listed on the attached ANNEX I. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

         Any right of the undersigned to sell any portion of the Securities, as discussed herein is subject at all times to compliance with all applicable state and Federal securities laws, rules and regulations.

         This Agreement represents the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements, negotiations, understandings, letters of intent, representations, statements and writings between the parties relating thereto. No modification, alteration, waiver or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed on behalf of the party to be charged therewith.


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         The   undersigned   understands   that  the  Company  and  any  of  its
representatives or agents, including, without limitation, its internal or outside counsel, may rely upon this Agreement.

                                                     Very truly yours,



                                                     ---------------------------



AGREED to and ACCEPTED as of the date hereof.

BLUE HOLDINGS, INC.



By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


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                                     ANNEX 1

            LIST OF SECURITIES BENEFICIALLY HELD BY ________________

  REGISTERED NAME OF HOLDER    TYPE OF SECURITY   CERT. NO.    NO. OF SHARES
                               Common Stock